UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2019

INGREDION INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749
(Address of Principal Executive Offices)	(Zip Code)

(708) 551-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	INGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of the stockholders of Ingredion Incorporated (the “Company”) was held on May 15, 2019. As of the record date of the meeting, 66,676,407 shares of common stock were issued and outstanding. At the meeting, holders of 60,209,173 shares (90.3% of the issued and outstanding shares) were present in person or represented by proxy, constituting a quorum.

(b) At the annual meeting, the Company’s stockholders (i) elected all of the Company’s nominees for election as director, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (iii) ratified the appointment by the Audit Committee of the Company’s Board of Directors of the firm of KPMG LLP as the independent registered public accounting firm of the Company and its subsidiaries, in respect of the Company’s operations in 2019. Under the Company’s by-laws, in uncontested elections, directors are elected by a majority of the votes cast. In contested elections where the number of nominees exceeds the number of directors to be elected, directors are elected by a plurality vote. The vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the compensation of the Company’s named executive officers and to approve the ratification of the appointment of the Company’s independent registered public accounting firm. The number of votes cast for, against or withheld and the number of abstentions and broker non-votes as to each matter submitted to a vote of security holders were as follow:

1.	Election of Directors

The following nominees were elected to serve as directors of the Company, each for a term of one year and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal, with votes as follow:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Luis Aranguren-Trellez	53,145,358	1,449.171	58,730	5,555,914
David B. Fischer	54,317,906	277,425	57,928	5,555,914
Paul Hanrahan	52,867,471	1,727,063	58,725	5,555,914
Rhonda L. Jordan	53,713,966	890,234	49,059	5,555,914
Gregory B. Kenny	52,098,034	2,488,454	66,771	5,555,914
Barbara A. Klein	53,559,484	1,041,903	51,872	5,555,914
Victoria J. Reich	54,363,610	236,794	52,855	5,555,914
Jorge A. Uribe	54,477,424	118,130	57,705	5,555,914
Dwayne A. Wilson	54,466,469	125,490	61,300	5,555,914
James P. Zallie	54,088,331	502,698	62,230	5,555,914

2.	Advisory Vote on Compensation of Named Executive Officers

The votes on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosures in the proxy statement for the Company’s 2019 annual meeting of stockholders were as follow:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,772,478	3,763,325	117,456	5,555,914

3.	Ratification of Appointment of Auditors

The votes on a proposal to ratify the appointment by the Audit Committee of the Company’s Board of Directors of the firm of KPMG LLP as the independent registered public accounting firm of the Company and its subsidiaries, in respect of the Company’s operations in 2019, were as follow:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,043,008	2,104,673	61,492	—

There were no other matters submitted to a vote of security holders at the Company’s annual meeting.

(c) Not applicable.

(d) Not applicable.

Item 8.01	Other Events.

On May 15, 2019, the independent directors of the Company elected Gregory B. Kenny, an independent director of the Company, Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGREDION INCORPORATED

Date: May 21, 2019	By:	/s/ Janet M. Bawcom
Janet M. Bawcom
Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

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